BOWLIN OUTDOOR ADVERTISING & TRAVEL CENTERS INCORPORATED
                               150 Louisiana N.E.
                          Albuquerque, New Mexico 87108
                            -------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 18, 1998
                            -------------------------

To Our Stockholders:

     The 1998 Annual Meeting of Stockholders (the "Annual Meeting") of BOWLIN Outdoor Advertising & Travel Centers Incorporated (the "Company") will be held at 8:00 a.m., Mountain Standard Time, on Friday, September 18, 1998, at the Sheraton Uptown Hotel at 2600 Louisiana N.E., Albuquerque, New Mexico 87110 for the following purposes:

     1. To elect two Class II directors to the Board of Directors to serve for three-year terms;

     2. To ratify the appointment of KPMG Peat Marwick LLP to serve as independent public accountants of the Company for the year ending January 31, 1999; and

     3. To transact such other business as may properly come before the Annual Meeting.


     Shareholders of record at the close of business on Monday, July 20, 1998 (the "Record Date") are entitled to vote at the meeting and at any adjournment or postponement thereof. Shares of Common Stock can be voted at the meeting only if the holder is present or represented by proxy. A list of shareholders entitled to vote at the meeting will be available for inspection at the Company's corporate headquarters for any purpose germane to the Annual Meeting during ordinary business hours for ten (10) days prior to the meeting.

     A copy of the Company's 1998 Annual Report to Stockholders, which includes audited financial statements, is enclosed. Management and the Board of Directors cordially invite you to attend the Annual Meeting.

                                            By Order of the Board of Directors



                                            Michael L. Bowlin
                                            Chairman of the Board, President and
                                            Chief Executive Officer

Albuquerque, New Mexico
August 3, 1998

            BOWLIN OUTDOOR ADVERTISING & TRAVEL CENTERS INCORPORATED
                               150 Louisiana N.E.
                          Albuquerque, New Mexico 87108
                          -----------------------------
                                 PROXY STATEMENT
                          -----------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

     This Proxy Statement is being furnished to holders of Common Stock, $.001 par value (the "Common Stock") of Bowlin Outdoor Advertising & Travel Centers Incorporated, a Nevada corporation (the "Company"). The accompanying proxy is solicited by the Board of Directors of the Company, for use at the Annual Meeting of Stockholders to be held on September 18, 1998 (the "Annual Meeting"), or any adjournment or postponement thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy were mailed to all stockholders entitled to vote at the Annual Meeting on or about August 3, 1998. The corporate offices of the Company are located at 150 Louisiana N.E., Albuquerque, New Mexico 87108 and its telephone number at that address is (505) 266-5985.


                                 VOTING RIGHTS

     Only holders of record of the Company's Common Stock at the close of business on July 20, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. On the Record Date, 4,384,848 shares of Common Stock were issued and outstanding. Each holder of Common Stock is entitled to one vote, exercisable in person or by proxy, for each share of the Company's Common Stock held of record on the Record Date. Cumulative voting is not permitted.

     The Company's Bylaws provide that a majority of all shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be included in the determination of the number of shares represented for a quorum. In order to vote their shares in person at the meeting, stockholders who own their shares in "street name" must obtain a special proxy card from their broker.

     The Board of Directors does not know of any matters other than the election of directors that are expected to be presented for consideration at the meeting.


                        VOTING AND REVOCATION OF PROXIES

     All valid proxies received before the Annual Meeting and not revoked will be exercised in accordance with the choice specified. If no choice is indicated on the proxy, the shares will be voted in accordance with the recommendations of the Board of Directors as to such matters. Proxies may be revoked at any time prior to the time they are voted by: (a) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; or (b) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or (c) attending the meeting and voting in person. Mere attendance at the meeting will not itself have the effect of revoking the proxy.


                             SOLICIATION OF PROXIES

     The Company will pay the cost of soliciting proxies, including the cost of preparing and mailing the Notice and Proxy Statement. Solicitation will be made primarily by mailing this Proxy Statement to all stockholders entitled to vote at the meeting. Proxies may be solicited by officers and directors of the Company personally or by telephone or facsimile, without additional compensation. The Company may reimburse brokers, banks and others holding shares in their names for others for the cost of forwarding proxy materials and obtaining proxies from beneficial owners of the Company's Common Stock.


                              ELECTION OF DIRECTORS

     The Board of Directors currently consists of seven members and is divided into three classes. One class of directors is elected each year to serve for a term of three years. Each director serves until his successor has been elected and qualified, or until his earlier resignation or removal. Following is certain biographical information, as of April 30, 1998, with respect to the members of and nominees to the Board of Directors.


                                DIRECTOR NOMINEES

                  Class II Directors -- Terms Expiring in 1998

     At the meeting, two Class II directors will be elected to serve for a term of three years each expiring in 2001 and until the election and qualification of their respective successors. The nominees receiving the greatest number of votes cast at the annual meeting of stockholders will be elected to Class II of the Board of Directors. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. The Board of Directors recommends C. Christopher Bess and James A. Clark be elected Class II directors to serve until the annual meeting of stockholders in 2001. Mr. Bess and Mr. Clark are currently Class II directors of the Company whose term of office will expire at the September 18, 1998 Annual Meeting.

     C. Christopher Bess. Mr. Bess, age 51, has served as the Company's Executive Vice President and Chief Operating Officer since 1983. Mr. Bess has served as a member of the Company's Board of Directors since 1974. During his 25 years with the Company, Mr. Bess has also served in such capacities as internal auditor, Merchandiser for Travel Center Operations, Travel Center Operations Manager and as Development Manager. Mr. Bess is a certified public accountant and holds a Bachelor's degree in Business Administration from the University of New Mexico.

     James A. Clark. Mr. Clark, age 68, has served as a member of the Board of Directors of the Company since December 1996. Mr. Clark is currently retired from full-time employment. Mr. Clark served as President and Chief Executive Officer of First Interstate Bank of Albuquerque from 1985 to 1991. Prior to 1991, Mr. Clark served in several capacities at various banking and financial service entities for over 25 years. Mr. Clark holds a Certificate of Graduation from the Stonier Graduate School of Banking at Rutgers University.

     Approval of the election of the director nominees will require the affirmative vote of a plurality of the votes cast by the stockholders entitled to vote. Messrs. Michael L. Bowlin and C. Christopher Bess, who collectively exercise voting power over a majority in interest of the outstanding shares of Common Stock, have indicated they will vote FOR election of the director nominees as set forth above. Accordingly, it is expected that the director nominees will be reelected to Class II of the Board of Directors.


                              CONTINUING DIRECTORS

                  Class III Directors -- Terms Expiring in 1999

     Michael L. Bowlin. Mr. Bowlin, age 55, has served as Chairman of the Board and Chief Executive Officer of the Company since 1991 and as President since 1983. Mr. Bowlin has been employed by the Company since 1968. Mr. Bowlin's father, Claude M. Bowlin, Sr., founded the business in 1912. Mr. Bowlin is the immediate past Chairman of the Board for the OAAA and serves on the Board for the American Council of Highway Advertisers. Mr. Bowlin also serves as President and a member of the Board of Directors of Stuckey's Corporation, a restaurant and specialty store franchiser (including specialty stores located at four of the Company's travel centers); however, substantially all of Mr. Bowlin's professional time is devoted to his duties at the Company. Mr. Bowlin holds a Bachelor's degree in Business Administration from Arizona State University.

     Robert L. Beckett. Mr. Beckett, age 73, has served as a member of the Board of Directors of the Company since 1974. Mr. Beckett has also been President and a Director of the Cooper Agency, Inc., a consumer loan company, since 1964. In addition to serving as a Director and executive officer of various private entities, Mr. Beckett formerly served as Mayor of the City of Deming, New Mexico.

     Brian McCarty. Mr. McCarty, age 62, has served as a member of the Board of Directors of the Company since December 1996. Mr. McCarty has served since 1994 as Chairman of the Board and Chief Executive Officer of Business Location Research, a company specializing in the design and development of advanced geographic information systems. From 1990 to 1993, Mr. McCarty served as President and Chief Executive Officer of Naegele Outdoor Advertising ("Naegele"). Prior to his employment at Naegele, Mr. McCarty served as President of Ackerley Communications, a publicly traded company engaged in the operation of outdoor advertising, radio and television broadcasting properties. Mr. McCarty holds a Bachelor's degree in Marketing from Lewis University.

                   Class I Directors -- Terms Expiring in 2000

     Nina J. Pratz. Ms. Pratz, age 46, has served as the Company's Senior Vice President and Chief Financial Officer since 1997, Secretary since 1996, and Treasurer since 1977. Prior to 1997, Ms. Pratz served as the Company's Chief Administrative Officer since 1988. In addition, Ms. Pratz has served as a member of the Company's Board of Directors since 1976. She has been employed by the Company for over 20 years. Ms. Pratz holds a bachelor's degree in Business Administration from New Mexico State University.

     Harold Van Tongeren. Mr. Van Tongeren, age 75, has served as a member of the Board of Directors of the Company since 1988. Mr. Van Tongeren has also served as Chairman of the Board of Directors and President of Herk and Associates, a representative of domestic gift and jewelry wholesales, since 1952. In addition, Mr. Van Tongeren serves as a key contact to the Company regarding potential acquisition opportunities in the travel and tourism industry. Mr. Van Tongeren attended Hope College and Dennison University.


                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended January 31, 1998, the Board of Directors of the Company met on three occasions. Except as noted, each of the Directors attended 75% or more of the meetings of the Board of Directors and of the meetings held by such committees of the Board on which he served. James A. Clark and Brian McCarty attended 67% of the meetings.

     The Audit Committee, which is currently comprised of Messrs. Bowlin, Clark and Beckett, is responsible for reviewing and making recommendations to the Board concerning the selection of outside auditors, the annual audit of the Company's financial statements and the Company's internal accounting controls, practices and policies. The Audit Committee, which was formed immediately following completion of the Company's initial public offering in December 1996, has had no meetings to date.

     The Compensation Committee, which is currently comprised of Messrs. Bowlin, McCarty and Von Tongeren, makes recommendations to the Board of Directors regarding option grants under the Company's 1996 Stock Option Plan and addresses matters relating to executive compensation. The Compensation Committee, which was formed immediately following completion of the Company's initial public offering in December 1996, has had no meetings to date.

     The Company's Board of Directors does not maintain a standing nominating committee or other committees performing similar functions.


                              DIRECTOR COMPENSATION

     Directors who are not employees of the Company are entitled to receive $1,000 per each meeting of the Board of Directors, or any committee thereof, attended plus reimbursement of reasonable expenses. Non-employees also receive an option to purchase 6,000 shares of Common Stock upon their election to the Board of Directors and an annual option grant of 2,000 shares of Common Stock during each year of service, all under the Company's 1996 Stock Option Plan. Directors do not receive any other compensation for such services.

                             EXECUTIVE COMPENSATION

     The following table summarizes all compensation to the Company's Chief Executive Officer and to the Company's other most highly compensated executive officers other than the Chief Executive Officer whose total annual salary and bonus exceeded $100,000, for services rendered to the Company during the fiscal year ended January 31, 1998, 1997 and 1996.

                           Summary Compensation Table


                             Long Term Compensation

                                               Annual Compensation                    Awards            Payouts
                                        ----------------------------------   -------------------------  -------
                                                                                           Securities    LTIP
                                                              Other Annual   Restricted    Underlying    Pay     All Other
                                        Salary ($)   Bonus    Compensation     Stock      Options/SARs   outs    Compens-
Name and Principal Position    Year      (1), (3)   (2) ($)      ($)(4)        Awards       (2) (#)      ($)     ation ($)
--------------------------------------------------------------------------------------------------------------------------
Michael L. Bowlin              1998       136,000      --        14,535          --            --         --        --
  Chairman of the Board,       1997        93,000      --        16,133          --          50,000       --        --
    President & CEO            1996        78,000   150,050      14,452          --            --         --        --



(1) Includes amounts deferred at the election of the CEO to be contributed to his or her respective 401(k) Profit Sharing Plan account.
(2) The Company decided not to pay discretionary cash bonuses in fiscal 1997 and to grant stock options to its executive officers in lieu thereof. On September 27, 1997, Mr. Bowlin was granted an option to purchase 50,000 shares of Common Stock under the 1996 Stock Option Plan.
(3) On September 27, 1996, the Company entered into an employment agreement with Mr. Bowlin that provides for an annual base salary of $195,000 effective as of February 1, 1997. However, Mr. Bowlin has agreed to temporarily reduce his annual base salary during 1998 to $136,000. See "Employment Agreements."
(4) Amount for 1998 includes (i) $2,901 of the Company's discretionary matching contributions allocated to Mr. Bowlin's 401(k) Profit Sharing Plan account,
     (ii) $10,426 for premiums on term life, auto and disability insurance policies of which Mr. Bowlin or his wife is the owner and (iii) $1,208 for Mr. Bowlin's use of a Company owned vehicle. Amount for 1997 includes (i) $4,750 of the Company's discretionary matching contributions allocated to Mr. Bowlin's 401(k) Profit Sharing Plan account; (ii) $10,155 for premiums on term life, auto and disability insurance policies of which Mr. Bowlin or his wife is the owner and (iii) $1,228 for Mr. Bowlin's use of a Company owned vehicle. Amount for 1996 includes (i) $5,487 of the Company's discretionary matching contributions allocated to Mr. Bowlin's 401(k) Profit Sharing Plan account; (ii) $7,723 for premiums on term life, auto and disability insurance policies of which Mr. Bowlin or his wife is the owner and (iii) $1,242 for Mr. Bowlin's use of a Company owned vehicle.

     The following table sets forth certain information concerning each exercise of stock options during the year ended January 31, 1998 by the Named Officers and the aggregated fiscal year-end value of the unexercised options held by the Named Officers.


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                       OPTION VALUE AS OF JANUARY 31, 1998


                                            Value                  Number of                  Value of Unexercised
                    Shares Acquired     Realized Upon         Unexercised Options             In-the-Money Options
Name                on Exercise (#)      Exercise ($)        at Fiscal Year End (#)          at Fiscal Year End ($)
----                ---------------     -------------     ---------------------------     ---------------------------
                                                          Exercisable   Unexercisable     Exercisable   Unexercisable
                                                          -----------   -------------     -----------   -------------
Michael L. Bowlin         -0-                -0-              -0-           50,000            -0-            -0-



                             EMPLOYMENT AGREEMENTS

     On August 23, 1996, the Board of Directors approved employment agreements with Michael L. Bowlin for services as Chairman of the Board, President and Chief Executive Officer and with C. Christopher Bess for services as Executive Vice President and Chief Operating Officer (Messrs. Bowlin and Bess are sometimes collectively referred to herein as the "Employee"). These agreements provide for base annual salaries, effective as of February 1, 1997, for Messrs. Bowlin and Bess of $195,000 and $145,000, respectively, subject to annual increases at the discretion of the Board of Directors, but at least equal to the corresponding increase in the Consumer Price Index. In addition, the Employee is entitled to receive bonuses at the discretion of the Board of Directors in accordance with the Company's bonus plans in effect from time to time.

     Additional details and other information regarding the agreements are discussed in documents previously filed with the commission and are incorporated herein by reference.

     For the fiscal year ended January 31, 1998, in the interest of maintaining the Company's profitability and capital, Messrs. Bowlin and Bess agreed to accept base annual salaries of $136,000 and $90,000, respectively.


                           PROFIT-SHARING 401(k) PLAN

     Under the Company's 401(k) plan, effective July 1, 1990, as amended (the "401(k) Plan"), eligible employees may direct that a portion of their compensation, up to a legally established maximum, be withheld by the Company and contributed to their account. All 401(k) Plan contributions are placed in a trust fund and invested by the 401(k) Plan's trustee. It is the Company's policy that all of the 401(k) Plan funds be invested in a single fund that is identified by the Plan's trustee or administrator. The 401(k) Plan permits the Company to make discretionary matching contributions in an amount to be determined on an annual basis by the Company's Board of Directors. Amounts contributed to participant accounts are generally not subject to federal income tax until distributed to the participant and may not be withdrawn until death, retirement or termination of employment.

                             1996 STOCK OPTION PLAN

     The Company's 1996 Stock Option Plan (the "1996 Plan") authorizes the Board of Directors to grant options to Directors and employees of the Company to purchase in the aggregate an amount of shares of Common Stock equal to 10% of the shares of Common Stock issued and outstanding from time to time. Directors, officers and other employees of the Company who, in the opinion of the Board of Directors, are responsible for the continued growth and development and the financial success of the company are eligible to be granted options under the 1996 Plan. Options may be nonqualified options, incentive stock options, or any combination of the foregoing. In general, options granted under the 1996 Plan are not transferable and expire ten years after the date of grant. The per share exercise price of an incentive stock option granted under the 1996 Plan may not be less than the fair market value of the Common Stock on the date of grant and no options granted under the 1996 plan may have an exercise price per share less than the initial public offering price. Incentive stock options granted to persons who have voting control over 10% or more of the Company's capital stock are granted at 110% of the fair market value of the underlying shares on the date of grant and expire five years after the date of grant. No option may be granted after August 23, 2006.

     The 1996 Plan provides the Board of Directors with the discretion to determine when options granted thereunder will become exercisable. Generally, such options may be exercised after a period of time specified by the Board of Directors at any time prior to expiration, so long as the optionee remains employed by the Company. No option granted under the 1996 Plan is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable during the lifetime of the optionee only by the optionee.

     The following table summarizes stock options granted during the last three fiscal years to the Company's named officers.

                  Option/SAR Grants in Last Three Fiscal Years
                               (Individual Grants)


                                            Number of         % of Total
                                            Securities       Options/SARs
                                            Underlying        Granted to       Exercise or
                                           Options/SARs      Employees in      Base Price       Expiration
Name and Principal Position      Year      Granted (#)       Fiscal Year         ($/sh)            Date
---------------------------      ----      ------------      ------------      -----------      ----------
Michael L. Bowlin                1998           --                --                --              --
  Chairman of the Board          1997         50,000              15%             $8.80            2006
    President & CEO              1996           --                --                --              --

C. Christopher Bess              1998           --                --                --              --
  Executive Vice President       1997         40,000              12%             $8.80            2006
    Chief Operating Officer      1996           --                --                --              --

Anita J. Vachon                  1998           --                --                --              --
  Senior Vice President -        1997         30,000               9%             $8.00            2006
  Travel Center Operations       1996           --                --                --              --



      Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and Directors and persons who own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent owners are also required by the Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of the copies of such forms received by it, the Company believes that, during the fiscal year ended January 31, 1998, all filing requirements under Section 16(a) of the Exchange Act applicable to its officers, Directors and greater that ten percent owners were complied with.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table sets forth, as of April 30, 1998, the beneficial ownership of shares of Common Stock of the Company by (i) all persons known by the Company to be the beneficial owners of more than 5% of the outstanding shares of Common Stock; (ii) each Director and Director-Nominee of the Company;
(iii) the Named Officers of the Company; and (iv) all Directors and executive officers of the Company as a group.


NAME OF BENEFICIAL OWNER           AMOUNT AND NATURE OF            PERCENT OF
150 LOUISIANA BLVD, NE           BENEFICIAL OWNERSHIP (2)           CLASS (3)
ALBUQUERQUE, NM  87108(1)

Michael L. Bowlin (4)                   1,723,513                     39.3%

C. Christopher Bess (5)                   508,081                     11.6%

Anita J. Vachon                            42,200                         *

Nina J. Pratz                             120,802                      2.8%

William J. McCabe                          61,190                      1.4%

Michael Mons                                  330                         *

Robert J. Beckett                         123,646                      2.8%

Harold Van Tongeren (6)                    44,099                      1.0%

Brian McCarty                                  --                        --

James A. Clark                              2,000                         *

Monica A. Bowlin (7)                    1,723,513                     39.3%

The Francis W. McClure
and Evelyn Hope McClure
Revocable Trust                           403,124                      9.2%

All directors and executive
officers as a group
(10 persons) (4)(5)(6)(7)               2,625,861                     59.9%

---------------------------
*Less than 1.0%

(1) All of the holders have an address at c/o the Company, 150 Louisiana NE, Albuquerque, NM, 87108.
(2) Unless otherwise noted and subject to community property laws, where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock as shown beneficially owned by them.

(3) For purposes of the denominator used in calculating the percentage of the total shares outstanding held by each holder, the number of shares outstanding excludes (i) 93,500 shares which are subject to the Representative's Option, as previously described in a document previously filed with the Commission and (ii) 301,500 shares reserved for issuance upon the exercise of options granted by the Company under the Company's 1996 Stock Option Plan, none of which are currently exercisable.
(4) Includes 425,687 shares held by Mr. Bowlin's wife and 171,332 shares held by each of three daughters. Mr. Bowlin disclaims beneficial ownership of an aggregate of 342,664 of such shares, which are held by two of his daughters.
(5) Includes 73,006 shares held by Mr. Bess' wife and 19,623 shares held by Mr. Bess' minor daughter.
(6) All of such 44,099 shares are held by Mr. Van Tongeren jointly with his wife.
(7) Includes 783,830 shares held by Mrs. Bowlin's husband and 171,332 shares held by each of her three daughters. Mrs. Bowlin disclaims beneficial ownership of an aggregate of 342,664 of such shares, which are held by two of her daughters.


                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

     Michael L. Bowlin is the President and Chairman of the Board of, and a 25% stockholder in, Stuckey's Corporation ("Stuckey's"), a franchiser of restaurants and specialty stores, including specialty stores located at four of the Company's travel centers. In fiscal years 1998 aggregate franchise and other related fees paid by the Company to Stuckey's equaled approximately $35,700.

     Michael L. Bowlin and C. Christopher Bess each have perpetual five-year employment agreements with the Company that provide for an annual base salary, effective as of February 1, 1997, of $195,000 and $145,000, respectively, during their terms of employment, as well as certain rights to indemnification. See "EXECUTIVE COMPENSATION--Employment Agreements."

     On April 1, 1997, the Company entered into an agreement to purchase substantially all of the assets and certain liabilities of a division of The McCarty Companies formally known as "Pony Panels." The McCarty Companies are owned by a director of the Company, Brian McCarty. The aggregate consideration paid by the company for these assets consisted of $4.2 million. Additional terms of the financing have been disclosed in a Current Report on Form 8-K previously filed with the SEC.


                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed KPMG Peat Marwick LLP as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending January 31, 1999, and to perform other accounting services as requested by the Company. Although not required to do so, the Board of Directors is submitting the appointment of that firm for ratification at the Annual Meeting. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

     Any stockholder proposals intended to be presented at the Company's next annual meeting of stockholders must be received by the Company no later than April 5, 1999, to be evaluated by the Board for inclusion in the information or proxy statement for that meeting.


                                  OTHER MATTERS

     The Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties.


                         1998 ANNUAL REPORT ON FORM 10-K

     The Company files annual reports on Form 10-K with the SEC. A copy of the annual report for the fiscal year ended January 31, 1998 (except for certain exhibits thereto) may be obtained, free of charge, upon written request by any stockholder to The Miller Group, 4909 E. McDowell Road, Suite 100, Phoenix, Arizona 85008, Attention: Bowlin Shareholder Relations. Copies of all exhibits to the annual report are available upon a similar request, subject to payment of a charge to reimburse the Company for its expenses in supplying any exhibit.

                                              By Order of the Board of Directors



                                              Michael L. Bowlin
                                              Chairman of the Board



August 3, 1998

                                  SCHEDULE 14A

                     Information Required in Proxy Statement


                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Soliciting  Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


            BOWLIN Outdoor Advertising & Travel Centers Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant As Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:
                  N/A
--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:
                  N/A
--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  N/A
--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:
                  N/A
--------------------------------------------------------------------------------

     5)  Total fee paid:
                  N/A
--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
                  N/A
        ----------------------

     2) Form, Schedule or Registration Statement No.:
                  N/A
        ----------------------

     3) Filing Party:
                  N/A
        ----------------------

     4) Date Filed:
                  N/A
        ----------------------

            BOWLIN OUTDOOR ADVERTISING & TRAVEL CENTERS INCORPORATED
                                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Michael L. Bowlin and C. Christopher Bess, and each of them, with power to appoint a substitute, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Shareholders of Bowlin Outdoor Advertising & Travel Centers Incorporated, to be held on Friday, September 18, 1998, and at all adjournments thereof, as specified below on the following matters which are further described in the Proxy Statement related hereto, and, in their discretion, upon any other matters which may be brought before the meeting.

          1.   ELECTION OF CLASS II DIRECTORS, NOMINEES:

               C. Christopher Bess and James A. Clark

               [ ] VOTE FOR all nominees listed above (except vote withheld from the following nominee, if any, whose names are written below)

               -----------------------------------------------------------------

               [ ]  WITHHOLD AUTHORITY to vote for all nominees listed above.




     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for all directors named in Item 1.

                                        Dated: [                   ], 1998

                                        Please sign exactly as name appears at left. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full corporate name by President or other authorized officer. If a partnership, please have signed in partnership name by authorized person.


                                        ----------------------------------------
                                                       Signature


                                        ----------------------------------------
                                                Signature if held jointly

                                        PLEASE  MARK,  SIGN,  DATE,  AND  RETURN
                                        THIS PROXY PROMPTLY USING  THE  ENCLOSED
                                        ENVELOPE.